UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2011 (June 9, 2011)
Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50743	77-0602661

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, MA	02142

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 551-8200
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On June 9, 2011, the Compensation Committee of the Board of Directors (the “Board”) of Alnylam Pharmaceuticals, Inc. (the “Company”) approved an increase in annual base salary for John M. Maraganore, Ph.D., the Company’s Chief Executive Officer, from $525,000 to $650,000, effective immediately. Dr. Maraganore’s annual base salary had not been increased since January 2008 and was increased at this time to be more competitive with salaries within the 50th and 60th percentiles for similar positions in the Company’s industry peer group.
Item 5.07. Submission of Matters to a Vote of Security Holders.
     The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 9, 2011. As of April 29, 2011, the record date for the Annual Meeting, 42,359,262 shares were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.
1. The Company’s stockholders re-elected the three persons listed below as Class I directors, each to serve until the Company’s 2014 annual meeting of stockholders and until his successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
John M. Maraganore, Ph.D.	25,000,674	268,439	8,089,437

Paul R. Schimmel, Ph.D.	24,897,618	317,495	8,089,437

Phillip A. Sharp, Ph.D.	24,934,284	334,829	8,089,437
     The terms of office of the following directors continued after the Annual Meeting:
John K. Clarke
Victor J. Dzau, M.D.
Marsha H. Fanucci
Steven M. Paul, M.D.
Kevin P. Starr
2. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,362,752	251,780	5,654,581	8,089,437

3. The Company’s stockholders recommended, in a non-binding advisory vote, a frequency of every One Year for future advisory stockholder votes on the compensation of the Company’s named executive officers. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
16,821,853	60,443	2,627,671	5,759,146	8,089,437
4. The Company’s stockholders ratified the appointment by the Company’s Board of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,171,686	144,261	42,603	0

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.
Date: June 10, 2011	By:	/s/ Michael P. Mason
Michael P. Mason
Vice President, Finance and Treasurer